UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2009

SILICON GRAPHICS INTERNATIONAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-51333	32-0047154
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

46600 Landing Parkway

Fremont, CA 94538

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (510) 933-8300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 19, 2008, the Board of Directors of Silicon Graphics International Corp. (“SGI”) approved a change in SGI’s fiscal year end from the Saturday closest to December 31st of each year to the last Friday in June of each year. As a result of this change, SGI’s current fiscal year, which began on January 4, 2009, will end on June 26, 2009. The change in fiscal year end was made to facilitate the integration and consolidated reporting of the businesses and other assets acquired from Silicon Graphics, Inc. SGI will file a transition report for the period from January 4, 2009 to June 26, 2009 on a Form 10-Q.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SILICON GRAPHICS INTERNATIONAL CORP.

Dated: June 24, 2009	By:	/s/ Tim Pebworth
Tim Pebworth
Vice President, Corporate Controller and Chief Accounting Officer